Exhibit 99.1

Zapata AI, an Industrial Generative AI Software Company, to Go Public Through Business

Combination with Andretti Acquisition Corp.

•	Zapata AI is the Industrial Generative AI software company developing solutions to enterprises’ hardest problems

•	Transaction values the company at an implied pre-money equity value of $200 million

•

Andretti Acquisition Corp. is familiar with Zapata AI through a commercial partnership with Andretti Autosport, in which Zapata AI’s Orquestra® platform provides the Andretti INDYCAR® team with real-time analytics to inform race strategy and deliver performance edges

•	Business combination expected to provide up to approximately $84 million to the pro forma company’s balance sheet, depending on the level of redemptions

•	Proceeds will be used to fuel continued innovation, drive enterprise customer acquisition and advance Zapata AI’s growth strategy

•	Zapata AI’s visionary CEO and leadership team to lead the combined company

•	Investor call scheduled for today, September 6, 2023 at 8:30am ET

BOSTON / INDIANAPOLIS– (September 6, 2023) — Zapata Computing, Inc. (“Zapata AI” or the “Company”), the Industrial Generative AI software company developing solutions and applications to solve enterprises’ hardest problems, and Andretti Acquisition Corp. (NYSE: WNNR), a publicly traded special purpose acquisition company, announced today that they have entered into a definitive business combination agreement that will result in Zapata AI becoming a U.S. publicly listed company. Upon closing of the transaction, the combined company is expected to be listed on the New York Stock Exchange under the new ticker symbol “ZPTA”.

Zapata AI spun out of Harvard University in 2017 with a mission to create significant value for enterprises with generative AI and other advanced algorithms that leverage quantum techniques. The Company’s proprietary quantum techniques run on classical (non-quantum) hardware such as CPUs and GPUs—and have the potential to revolutionize existing AI solutions by making them cheaper, faster and more accurate. Zapata AI’s IP portfolio is made up of over 100 global patents and patent applications, including generative AI and industrial optimization technologies.

The Company’s offerings include Zapata AI Prose™, a large language model generative AI solution, and Zapata AI Sense™, which generates new analytics solutions to complex industry problems. These industrial solutions, which uniquely process both text and numbers, run on Zapata AI’s full-stack Quantum AI software platform, Orquestra®, enabling the Company to train and deliver AI models within customers’ hybrid cloud and multicloud environments, including Microsoft Azure, AWS, and others. Zapata AI’s proprietary technology is able to deliver enterprise-ready AI solutions across a wide variety of industries, including life sciences, finance, chemicals, automotive, government/defense, aerospace and energy.

The Company works with a growing ecosystem of blue-chip partners including Amazon, Google, Andretti Autosport, IBM, NVIDIA, Quantinuum, IonQ, and DARPA. By providing enterprises with a complete AI software stack and advanced AI models, Zapata AI is seeking to provide AI and machine learning software solutions.

Andretti Acquisition Corp. is familiar with Zapata AI and its unique capabilities through Zapata AI’s commercial partnership with Andretti Autosport, which leverages Orquestra® to gain a performance edge in race strategy for NTT INDYCAR® SERIES events. This partnership showcases how industry-leading brands are adopting and utilizing the Company’s Industrial Generative AI solutions to solve complex problems and enhance their competitive positions. Combining with Andretti Acquisition Corp. will give Zapata AI access to the capital markets as well as enhanced financial flexibility to fuel its technical roadmap, drive enterprise customer acquisition, and advance its growth strategy.

“Our engineers and scientists have spent years building, testing and refining our proprietary software to put Zapata AI—and our customers—at the forefront of the generative AI revolution,” said Christopher Savoie, CEO of Zapata AI. “We believe generative AI is shaping a once-in-a-generation opportunity, and the capital and relationships afforded through this business combination will only strengthen our market position. We are participating in an enormous total addressable market where we have the potential to create disproportionate value for our customers and our investors.”

Michael Andretti, Co-CEO of Andretti Acquisition Corp., commented, “Zapata AI’s Industrial Generative AI solutions have demonstrated their applicability helping enterprises across a range of industries solve complex problems and make better business decisions – we have experienced this firsthand in the AI-driven race strategy solutions and advanced analytics capabilities they are delivering to Andretti Autosport. The Company is already working with some of the world’s largest and most recognizable organizations, and based on our understanding of its vast capabilities, compelling go-to-market strategy and ambitious growth plan, we believe there is tremendous enterprise revenue opportunity.”

Transaction Overview

The transaction values Zapata at an implied pre-money equity value of $200 million, with existing Zapata shareholders set to roll over 100% of their equity into the combined entity, or 20.0 million shares at a price of $10.00. Andretti Acquisition Corp.’s sponsors and certain investors that own or have the right to receive founder shares will own a combined 5.8 million shares, or an implied value of approximately $58 million. Andretti Acquisition Corp.’s public shareholders currently hold approximately 7.9 million shares, all of which are subject to redemption. The pro forma equity value of the combined company (inclusive of the remaining cash in trust at Andretti Acquisition Corp. after redemptions) is expected to be between $281 million and $365 million, depending on the level of redemptions.

The Boards of Directors of each of Zapata and Andretti Acquisition Corp. have approved the transaction. The transaction will require the approval of the stockholders of Andretti Acquisition Corp. and is subject to satisfaction or waiver of the conditions stated in the business combination agreement and other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the first quarter of 2024.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Andretti Acquisition Corp. with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov. More information about the proposed transaction will also be described in Andretti Acquisition Corp.’s proxy statement/prospectus relating to the business combination, which it will file with the SEC.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), is serving as exclusive financial advisor and lead capital markets advisor to Andretti Acquisition Corp. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to Andretti Acquisition Corp. Foley Hoag LLP is serving as legal counsel to Zapata.

Investor Conference Call Information

Zapata and Andretti Acquisition Corp. will host a joint investor conference call to discuss the proposed transaction today, September 6, 2023 at 8:30am ET. To listen to the prepared remarks via telephone from the U.S., dial 1-877-269-7751, and an operator will assist you. International participants may listen to the call by dialing 1-201-389-0908. A telephone replay will be available by dialing 1-844-512-2921 if in the U.S, and by dialing 1-412-317-6671 from outside the U.S. The access ID for access to the replay is 13741001. The replay will be available for a period of 6 months. The prepared remarks can also be accessed here.

About Zapata

Zapata AI is the Industrial Generative AI company, revolutionizing how enterprises solve their hardest problems with its powerful suite of Generative AI software. By combining numerical and text-based solutions, Zapata AI empowers enterprises to leverage large language models and numerical generative models better, faster, and more efficiently—delivering solutions to drive growth, savings and unprecedented insight. With proprietary science and engineering techniques and the Orquestra® platform, Zapata AI is accelerating Generative AI’s impact in Industry. The Company was founded in 2017 and is headquartered in Boston, Massachusetts. To learn more, visit: https://www.zapata.ai

About Andretti Acquisition Corp.

Andretti Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a business combination with one or more businesses or entities. Two key members of the management team are racing legends Mario and Michael Andretti. To learn more, visit: https://www.andrettiacquisition.com/.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the transaction, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Andretti Acquisition Corp.’s and Zapata’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Andretti Acquisition Corp. and Zapata. These statements are subject to a number of risks and uncertainties regarding Zapata’s businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, ability to meet the closing conditions to the transaction, including approval by stockholders of Andretti Acquisition Corp. on the expected terms and schedule and the risk that regulatory approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the transaction or failure to close the transaction within the period permitted under its governing documents; failure to realize the benefits expected from the proposed transaction; a decline in the price of Andretti Acquisition Corp’s securities following the transaction if it fails to meet the expectations of investors or securities analysts; the amount of redemption requests made by Andretti Acquisition Corp.’s public stockholders; the ability of Andretti Acquisition Corp. or the combined company to issue equity or equity-linked securities in connection with the transaction or in the future; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; risks related to Andretti Acquisition Corp.’s and Zapata’s indebtedness; other consequences associated with mergers, acquisitions, and divestitures and legislative and regulatory actions and reforms; Zapata’s ability to maintain its current rate of growth; maintenance and renewal of customer contracts and subscriptions; competition in Zapata’s industries; Zapata’s ability to raise additional capital; the successful integration of potential targets, products, or technologies; Zapata’s ability to improve its operational, financial, and management controls; Zapata’s failure to maintain and enhance awareness of its brand; increased costs associated with being a public company; cybersecurity incidents; ability to prevent fraudulent activities by Zapata’s customers, employees, or other third parties; potential interruptions or delays in third-party services; protection of proprietary rights; intellectual property infringement, data protection, and other losses; compliance with federal, state, and local laws as well as statutory and regulatory requirements; risks of implementing controls and procedures required for public companies following the transaction; and the ability of Zapata or the combined company to issue equity or equity-linked securities with the proposed business combination or in the future; and those factors discussed in Andretti Acquisition Corp.’s Form 10-K for the year ended December 31, 2022, under Risk Factors in Part I, Item 1A and other documents of Andretti Acquisition Corp. filed, or to be filed, with the SEC.

If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Andretti Acquisition Corp. or Zapata presently do not know or that Andretti Acquisition Corp. or Zapata currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Andretti Acquisition Corp.’s or Zapata’s expectations, plans, or forecasts of future events and views as of the date of this communication. Andretti Acquisition Corp. or Zapata anticipate that subsequent events and developments will cause their assessments to change. However, while Andretti Acquisition Corp. or Zapata may elect to update these forward-looking statements at some point in the future, Andretti Acquisition Corp. or Zapata specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Andretti Acquisition Corp.’s or Zapata’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Additional Information and Where to Find It

In connection with the contemplated transaction, Andretti Acquisition Corp. intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus, with the SEC. Additionally, Andretti Acquisition Corp. will file other relevant materials with the SEC in connection with the transaction. A definitive proxy statement/final prospectus will also be sent to the stockholders of Andretti Acquisition Corp., seeking any required stockholder approval. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus, or any other document that Andretti Acquisition Corp. will send to its stockholders. Before making any voting or investment decision, investors and security holders of Andretti Acquisition Corp. are urged to carefully read the entire Registration Statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC as well as any amendments or supplements to these documents, because they will contain important information about the transaction. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov.

In addition, the documents filed by Andretti Acquisition Corp. may be obtained free of charge from Andretti Acquisition Corp. at andrettiacquisition.com. Alternatively, these documents, when available, can be obtained free of charge from Andretti Acquisition Corp. upon written request to Andretti Acquisition Corp., 7615 Zionsville Road, Indianapolis, Indiana 46268, or by calling (317) 872-2700. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Andretti Acquisition Corp., Andretti Acquisition Corp.’s sponsors, Zapata and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Andretti Acquisition Corp., in connection with the proposed transaction. Information regarding Andretti Acquisition Corp.’s directors and executive officers is contained in Andretti Acquisition Corp.’s Annual Report on Form 10-K for the year ended December 31, 2023, which is filed with the SEC. Additional information regarding the interests of those participants, the directors and executive officers of Zapata and other persons who may be deemed participants in the transaction may be obtained by reading the Registration Statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale, issuance, or transfer of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Zapata Contacts

Investors: investors@zapata.ai

Media: press@zapata.ai

Andretti Acquisition Corp. Contacts

Investors

Eduardo Royes, ICR

ir@andrettiacquisition.com

Media

Matthew Chudoba, ICR

pr@andrettiacquisition.com